Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

Subsequent to the Effective Date, the TCEH Debtors and the Contributed EFH Debtors are included in Vistra Energy's consolidated federal income tax return and are no longer included in the consolidated federal income tax return of EFH Corp.

Prior to the Effective Date, EFH Corp. was the corporate parent of the EFH Corp. consolidated group, while TCEH and the Contributed EFH Debtors were classified as disregarded entities for U.S. federal income tax purposes. For the 2016 tax year (through the period until the Effective Date) EFH Corp. filed a U.S. federal income tax return in October 2017 that included the results of TCEH and the EFH Contributed Debtors. Pursuant to applicable U.S. Treasury regulations and published guidance of the IRS, corporations that are members of a consolidated group have joint and several liability for the taxes of such group.

Prior to the Effective Date, EFH Corp. and certain of its subsidiaries (including TCEH and the Contributed EFH Debtors) were parties to a Federal and State Income Tax Allocation Agreement, which provided, among other things, that any corporate member or disregarded entity in the EFH Corp. group was required to make payments to EFH Corp. in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. Pursuant to the Plan of Reorganization, the TCEH Debtors and the Contributed EFH Debtors rejected this agreement on the Effective Date. See Note 5 for a discussion of the Tax Matters Agreement that was entered into on the Effective Date between EFH Corp. and Vistra Energy. Additionally, since the date of the Settlement Agreement, no further cash payments among the Debtors were made in respect of federal income taxes. The Settlement Agreement did not alter the allocation and payment for state income taxes, which continued to be settled prior to the Effective Date.

Income Tax Expense (Benefit)

The components of our income tax expense (benefit) are as follows:

	Successor		Predecessor
	Year Ended December 31, 2017	Period from October 3, 2016 through December 31, 2016	Period from January 1, 2016 through October 2, 2016	Year Ended December 31, 2015
Current:
U.S. Federal	$72	$—	$(6)	$(17)
State	14	6	9	21
Total current	86	6	3	4
Deferred:
U.S. Federal	417	(75)	(1,234)	(811)
State	1	(1)	(36)	(72)
Total deferred	418	(76)	(1,270)	(883)
Total	$504	$(70)	$(1,267)	$(879)

Reconciliation of income taxes computed at the U.S. federal statutory rate to income tax expense (benefit) recorded:

	Successor		Predecessor
	Year Ended December 31, 2017	Period from October 3, 2016 through December 31, 2016	Period from January 1, 2016 through October 2, 2016	Year Ended December 31, 2015
Income (loss) before income taxes	$250	$(233)	$21,584	$(5,556)
Income taxes at the U.S. federal statutory rate of 35%	88	(82)	7,554	(1,945)
Nondeductible TRA accretion	(80)	5	—	—
Texas margin tax, net of federal benefit	13	3	(21)	—
Impacts of tax reform legislation on deferred taxes	451	—	—	—
Effects of Tax Matters Agreement and tax-free spin-off transaction	19	—	—	—
Nondeductible debt restructuring costs	—	2	38	64
Nondeductible interest expense	—	—	12	21
Nontaxable gain on extinguishment of LSTC	—	—	(8,593)	—
Valuation allowance	—	—	(210)	210
Nondeductible goodwill impairment	—	—	—	770
Lignite depletion allowance	—	—	—	(8)
Interest accrued for uncertain tax positions, net of tax	—	—	—	(2)
Other	13	2	(47)	11
Income tax expense (benefit)	$504	$(70)	$(1,267)	$(879)
Effective tax rate	201.6%	30.0%	(5.9)%	15.8%

Deferred Income Tax Balances

Deferred income taxes provided for temporary differences based on tax laws in effect at December 31, 2017 and 2016 are as follows:

	December 31,
	2017	2016
Noncurrent Deferred Income Tax Assets
Net operating loss (NOL) carryforwards	$—	$8
Property, plant and equipment	520	943
Intangible assets	81	29
Long-term debt	20	52
Employee benefit obligations	56	84
Commodity contracts and interest rate swaps	25	—
Other	8	6
Total deferred tax assets	$710	$1,122

At December 31, 2017, we had total deferred tax assets of approximately $710 million that were substantially comprised of book and tax basis differences related to our generation and mining property, plant and equipment. Our deferred tax assets were significantly impacted by the TCJA that was signed into law in December 2017, which reduced the overall federal corporate rate from 35% to 21%. This rate change decreased our overall deferred tax asset balance by approximately $451 million. As of December 31, 2017, we assessed the need for a valuation allowance related to our deferred tax asset and considered both positive and negative evidence related to the likelihood of realization of the deferred tax assets. In connection with that analysis, we concluded that it is more likely than not that the deferred tax assets would be fully utilized by future taxable income, and thus, no valuation allowance was recognized.

At December 31, 2017, we had no net operating loss (NOL) carryforwards for federal income tax purposes. At December 31, 2017, we had no alternative minimum tax (AMT) credit carryforwards available.

The income tax effects of the components included in accumulated other comprehensive income totaled a net deferred tax asset of $6 million at December 31, 2017 and a net deferred tax liability of $3 million at December 31, 2016.

Liability for Uncertain Tax Positions

Accounting guidance related to uncertain tax positions requires that all tax positions subject to uncertainty be reviewed and assessed with recognition and measurement of the tax benefit based on a "more-likely-than-not" standard with respect to the ultimate outcome, regardless of whether this assessment is favorable or unfavorable.

Successor — Vistra Energy and its subsidiaries file income tax returns in U.S. federal and state jurisdictions and are expected to be subject to examinations by the IRS and other taxing authorities. Vistra Energy has limited operational history and filed its first federal tax return in October 2017. Vistra Energy is not currently under audit for any period, and we had no uncertain tax positions at both December 31, 2017 and 2016.

Predecessor — EFH Corp. and its subsidiaries file or have filed income tax returns in U.S. Federal, state and foreign jurisdictions and are subject to examinations by the IRS and other taxing authorities. Examinations of income tax returns filed by EFH Corp. and any of its subsidiaries for the years ending prior to January 1, 2015 are complete. The IRS chose not to audit the tax return filed by EFH Corp. for the 2015 tax year. EFH Corp. filed a request for prompt determination of its 2016 tax return with the IRS in October 2017, and such return was accepted for expedited review in December 2017. As a result, the IRS audit of EFH Corp.'s 2016 tax return is currently in progress and is expected to conclude by April 2018. Texas franchise and margin tax return examinations have been completed.

In September 2016, EFH Corp. entered into a settlement agreement with the Texas Comptroller of Public Accounts (Comptroller) whereby the Comptroller agreed to release all claims and liabilities related to the EFH Corp. consolidated group's state taxes, including sales tax, gross receipts utility tax, franchise tax and direct pay tax, through the agreement date, in exchange for a release of all refund claims and a one-time payment of $12 million. This settlement was entered and approved by the Bankruptcy Court in September 2016. As a result of the settlement, our Predecessor reduced the liability for uncertain tax positions by $27 million.

In July 2016, EFH Corp. executed a Revenue Agent Report (RAR) with the IRS for the 2010 through 2013 tax years. As a result of the RAR, our Predecessor reduced the liability for uncertain tax positions by $1 million, resulting in a reclassification to the accumulated deferred income tax liability. Total cash payment to be assessed by the IRS for tax years 2010 through 2013, but not expected to be paid during the pendency of the Chapter 11 Cases of the EFH Debtors, is approximately $15 million, plus any interest that may be assessed.

In March 2016, EFH Corp. signed a RAR with the IRS for the 2014 tax year. No financial statement impacts resulted from the signing of the 2014 RAR.

In June 2015, EFH Corp. signed a RAR with the IRS for the 2008 and 2009 tax years. The Bankruptcy Court approved EFH Corp.'s signing of the RAR in July 2015. As a result of EFH Corp. signing this RAR, our Predecessor reduced the liability for uncertain tax positions by $22 million, resulting in a $18 million increase in noncurrent inter-company tax payable to EFH Corp., a $2 million reclassification to the accumulated deferred income tax liability and the recording of a $2 million income tax benefit. Total cash payment to be assessed by the IRS for tax years 2008 and 2009, but not paid during the pendency of the Chapter 11 Cases of the EFH Debtors, is approximately $15 million, plus any interest that may be assessed.

Our Predecessor classified interest and penalties related to uncertain tax positions as current income tax expense. Ongoing accruals of interest after the IRS settlements were not material in 2015.

Noncurrent liabilities of our Predecessor included a total of $4 million in accrued interest at December 31, 2015. The federal income tax benefit on the interest accrued on uncertain tax positions was recorded as accumulated deferred income taxes.

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in the consolidated balance sheets, during the Predecessor period from January 1, 2016 through October 2, 2016 and the year ended December 31, 2015, respectively:

	Predecessor
	Period from January 1, 2016 through October 2, 2016	Year Ended December 31, 2015
Balance at beginning of period, excluding interest and penalties	$36	$65
Reductions based on tax positions related to prior years	(1)	(11)
Settlements with taxing authorities	(35)	(18)
Balance at end of period, excluding interest and penalties	$—	$36

Tax Matters Agreement

On the Effective Date, we entered into the Tax Matters Agreement with EFH Corp. whereby the parties have agreed to take certain actions and refrain from taking certain actions in order to preserve the intended tax treatment of the Spin-Off and to indemnify the other parties to the extent a breach of such agreement results in additional taxes to the other parties.

Among other things, the Tax Matters Agreement allocates the responsibility for taxes for periods prior to the Spin-Off between EFH Corp. and us. For periods prior to the Spin-Off: (a) Vistra Energy is generally required to reimburse EFH Corp. with respect to any taxes paid by EFH Corp. that are attributable to us and (b) EFH Corp. is generally required to reimburse us with respect to any taxes paid by us that are attributable to EFH Corp.

We are also required to indemnify EFH Corp. against taxes, under certain circumstance, if the IRS or another taxing authority successfully challenges the amount of gain relating to the PrefCo Preferred Stock Sale or the amount or allowance of EFH Corp.'s net operating loss deductions.

Subject to certain exceptions, the Tax Matters Agreement prohibits us from taking certain actions that could reasonably be expected to undermine the intended tax treatment of the Spin-Off or to jeopardize the conclusions of the private letter ruling we obtained from the IRS or opinions of counsel received by us or EFH Corp., in each case, in connection with the Spin-Off. Certain of these restrictions apply for two years after the Spin-Off.

Under the Tax Matters Agreement, we may engage in an otherwise restricted action if (a) we obtain written consent from EFH Corp., (b) such action or transaction is described in or otherwise consistent with the facts in the private letter ruling we obtained from the IRS in connection with the Spin-Off, (c) we obtain a supplemental private letter ruling from the IRS, or (d) we obtain an unqualified opinion of a nationally recognized law or accounting firm that is reasonably acceptable to EFH Corp. that the action will not affect the intended tax treatment of the Spin-Off.